THE MANAGERS FUNDS

MANAGERS MONEY MARKET FUND
(the “Fund”)

Supplement dated February 7, 2005 to the Statement of Additional Information dated March 31, 2004 (as supplemented May 14, 2004)

The following information supplements and supersedes any information to the contrary relating to, and contained in, the Fund’s Statement of Additional Information dated March 31, 2004 (as supplemented May 14, 2004):

Transfer Agent:

Effective January 22, 2005, PFPC, Inc. (“PFPC”) serves as the Transfer Agent for the Fund. PFPC can be reached at P.O. Box 9769, Providence, RI 02940-9769. PFPC Brokerage Services, P.O. Box 9847, Providence, RI 02940-9847 remains the sub-transfer agent for the ManagersChoice asset allocation accounts in the Fund.